                                                                    EXHIBIT 10.1

                       2006-2008 LONG TERM INCENTIVE PLAN

                              PANHANDLE STATE BANK

                  2006-2008 LONG TERM EXECUTIVE INCENTIVE PLAN
                                  PLAN DOCUMENT

              APPROVED BY THE BOARD OF DIRECTORS ON APRIL 28, 2006

TABLE OF CONTENTS

SECTION                                                           PAGE
-----------------------------------                               ----
Purpose                                                              3

Administration                                                       3

Plan Description                                                     3

Eligibility                                                          4

Size of Award Opportunities                                          4

Performance Criteria and Goals                                       4

Payout and Vesting Schedule                                          4

Withholding                                                          5

Payment                                                              5

Automatic Vesting                                                    5

No Guarantee of Employment                                           6

Modification and Termination                                         6

Extraordinary Items                                                  6

Termination                                                          6

  Exhibit "A" Participants
  Exhibit "B" Matrix of Performance

                              PANHANDLE STATE BANK
                       2006-2008 LONG-TERM INCENTIVE PLAN

This document describes the 2006-2008 Long-Term Incentive Plan (the Plan) for Panhandle State Bank (the Bank).

1.    PURPOSE.

      The purpose of the Plan is to provide motivation and direction to key executives to achieve the long-term strategic goals of the Bank. Specific objectives of the Plan include:

      -     Support the Bank's long-term strategic plan.

      -     Provide long-term orientation to decision making

      - Focus participants' attention on maximizing long-term shareholder value.

2.    ADMINISTRATION.

      The Plan will be administered by the Compensation Committee of the Board of Directors of Intermountain Community Bancorp (the Committee). The Committee will assure that the Plan is implemented and maintained according to Plan provisions.

3.    PLAN DESCRIPTION.

      The Plan will provide participants with long-term financial reward opportunities based on achieving minimum levels of long-term performance goals. The Plan consists of a matrix which will reward the participants providing the minimum long-term corporate goals are obtained, and, if achieved, stock awards will be provided to Plan participants such that, if the eligibility requirements are met, a restricted stock award will be granted on January 5, 2009, and will vest one-third at the time of grant, one-third on January 5, 2010 and the remaining one-third on January 5, 2011. The minimum performance levels are to be based upon a three (3) year (2006-2008) running average of return on equity and net asset growth (the "Plan Performance Period").

4.    ELIGIBILITY.

      Participants in the Plan will include key members of the executive team of the Bank. The CEO of the Bank will recommend who participates in the Plan for Committee approval. Participants must be continuously employed at the Bank during the Plan Performance Period and must further be employed on January 5, 2009, the date the award is granted, and remain employed on each vesting date. The CEO will communicate such participation to each participant at the beginning of the Plan Performance Period. Participants in the Plan are listed on Exhibit "A."

      At the beginning of each calendar year, the CEO will review and, if appropriate, revise Plan participation for the remaining period of the Long-Term Plan.

5.    SIZE OF AWARD OPPORTUNITIES.

      To be most effective, payout opportunities must be meaningful and competitive. To accomplish this, there has been established a matrix which will award participants for Bank performance so long as minimum levels of return on equity and average asset growth over the Plan Performance Period are met. If the Bank's performance is in excess of the minimums, the Plan's participant benefits will increase as performance increases. The performance matrix for each participant in this Plan is attached hereto as Exhibit "B." The restricted stock award shall be adjusted for any stock splits/dividends issued during the term of the Plan.

6.    PERFORMANCE CRITERIA AND GOALS.

      The performance criteria of consolidated average annual return on equity of Intermountain Community Bancorp and consolidated average annual asset growth of Intermountain Community Bancorp for the Plan Performance Period will support the maximization of long-term shareholder value. At the beginning of each fiscal year, the CEO will provide to the Committee the performance pursuant to the Plan for the prior calendar year.

7.    PAYOUT SCHEDULE.

      The benefits, if any, to be paid to the executives shall vest such that one-third of the benefits paid on January 5, 2009 will vest at the time of grant, one-third on January 5, 2010 and the remaining one-third on January 5, 2011. As a condition precedent to the award of any benefits pursuant to this Plan, the executive will be required to be employed by the Bank on each vesting date.

8.    WITHHOLDING.

      The participant shall be responsible for all related federal and state income tax implications. The Bank will withhold all required regulatory federal income tax, state income tax and payroll taxes when paid.

9.    PAYMENT.

      Benefits to be awarded pursuant to this Plan, if any, shall be in the form of a restricted stock grant to the executive according to the applicable matrix attached as Exhibit "B," the full amount of which will be granted on January 5, 2009, vesting in the amounts and on such dates as set forth in Section 7 of the Plan.

10.   AUTOMATIC VESTING.

      If a change in control of Intermountain Community Bancorp or the Bank occurs before the end of the Plan Performance Period, the stock grants awarded to participants under the Plan shall be determined as of the date the change in control occurred rather than as of the end of the Plan Performance Period. The stock grants shall be determined by the Committee based on Intermountain Community Bancorp's consolidated average annual return on equity and consolidated average annual asset growth through the most recent quarter end before the change in control occurred. If the most recent quarter end is an interim period, the Committee may make annualizing or other appropriate adjustments to consolidated average annual return on equity and consolidated average annual asset growth. The stock awards shall be similarly determined for any participant who dies or who becomes disabled (as determined by the Committee) before the end of the Plan Performance Period, based on consolidated average annual return on equity and consolidated average annual asset growth through the most recent quarter end before death or disability occurred. Once a participant's stock award is determined after a change in control or after the participant's death or disability, the stock award shall be paid to the participant as promptly as practicable, rather than according to the schedule set forth in Section 7 (one-third January 5, 2009,one-third on January 5, 2010 and one-third on January 5, 2011), and the requirement that a participant remain employed through January 5, 2011 to claim entitlement to the full amount of this stock award shall not apply. If a change in control occurs after December 31, 2008, or if the participant dies or becomes disabled after December 31, 2008, but before the stock award fully vests according to the schedule described in Section 7, the stock award shall likewise be considered "fully vested" and the requirement that the participant remain employed through January 5, 2011 to claim entitlement to the full amount of his stock award shall not apply.

      For purposes of this section 10, the term change in control shall mean a change in the ownership of Intermountain Community Bancorp, a change in effective control of Intermountain Community Bancorp, or a change in the ownership of a substantial portion of the assets of Intermountain Community Bancorp, as those terms are defined in Internal Revenue Code section 409A or in regulations or guidance of general applicability issued by the Treasury Department under Section 409A of the Internal Revenue Code, including the Treasury Department's Notice 2005-1, Part IV.B (questions 11 through 14), contained in Internal Revenue Bulletin 2005-2 (January 10, 2005). For purposes of this section 10, the term disability means that, because of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least 12 months, the participant is unable to engage in any substantial gainful activity or the participant is receiving income replacement benefits for a period of at least three months under an accident and health plan covering employees of the Bank. The existence of disability shall be determined by the Committee.

11.   NO GUARANTEE OF EMPLOYMENT.

      Nothing in the Plan or any Plan materials guarantees employment at the Bank. Further, this Plan should not be implied as any contract agreement.

12.   MODIFICATION AND TERMINATION.

      The Committee has the right to amend or terminate the Plan at any time. However, termination or modification of the Plan during the Plan Performance Period will not negatively affect performance goals and payout opportunities up until the point of termination.

13.   EXTRAORDINARY ITEMS.

      The Committee has the authority but no obligation to exclude any extraordinary accounting items such as changes in generally accepted accounting procedures, sales or major assets or regulatory changes.

14.   TERMINATION.

      Participants must be continuously employed by the Bank throughout the Plan Performance Period and must further be employed on January 5, 2009 in order to receive the award, the first one-third of which will vest on the date of grant. The Participant must continue to remain employed on the vesting dates of January 5, 2010 and January 5, 2011 to receive the remaining two-thirds of the award. Participants who become fully disabled or die during the term of the Plan will receive benefits pursuant to the Plan on a pro-rata basis based upon the performance results through the most recent quarter end. Participants who voluntarily or involuntarily terminate their employment prior to receiving benefits under the Plan will forfeit automatically their rights to any unvested portions of the award.

                           Exhibit "A" - Participants

                           2006 - 2008 Long Term Plan

                   Curt Hecker     Chief Executive Officer

                   Jerry Smith     President, Branch Administration

                   Doug Wright     Executive Vice President
                                   & Chief Financial Officer

                   John Nagel      Executive Vice President
                                   & Credit Administrator

                   Pam Rasmussen   Executive Vice President
                                   & Chief Operating Officer

                                    EXHIBIT B

PANHANDLE BANK
PROPOSED 2006-2008 LONG-TERM INCENTIVE  PROGRAM MATRIX

                         1.25

COMPANY TOTAL SHARES

                                                            ASSET GROWTH
              --------------------------------------------------------------------------------------------------------
 ROE           50.0%     52.0%     54.0%      56.0%      58.0%      60.0%      62.0%      64.0%      66.0%      68.0%
------        ------    ------    -------    -------    -------    -------    -------    -------    -------    -------
12.00%        25,150    26,800     28,450     30,100     31,750     33,400     35,050     36,700     38,350     40,000
12.25%        25,600    27,300     29,000     30,700     32,400     34,100     35,800     37,500     39,200     40,900
12.50%        39,300    41,925     44,550     47,175     49,800     52,425     55,050     57,675     60,300     62,925
12.75%        40,200    42,900     45,600     48,300     51,000     53,700     56,400     59,100     61,800     64,500
13.00%        41,100    43,875     46,650     49,425     52,200     54,975     57,750     60,525     63,300     66,075
13.25%        42,038    44,813     47,588     50,363     53,138     55,913     58,688     61,463     64,238     67,013
13.50%        43,050    45,900     48,750     51,600     54,450     57,300     60,150     63,000     65,850     68,700
13.75%        44,025    46,988     49,950     52,913     55,875     58,838     61,800     64,763     67,725     70,688
14.00%        45,000    48,000     51,000     54,000     57,000     60,000     63,000     66,000     69,000     72,000
14.25%        46,013    49,088     52,163     55,238     58,313     61,388     64,463     67,538     70,613     73,688
14.50%        47,100    50,250     53,400     56,550     59,700     62,850     66,000     69,150     72,300     75,450
14.75%        48,150    51,375     54,600     57,825     61,050     64,275     67,500     70,725     73,950     77,175
15.00%        49,200    52,500     55,800     59,100     62,400     65,700     69,000     72,300     75,600     78,900
15.25%        50,400    53,775     57,150     60,525     63,900     67,275     70,650     74,025     77,400     80,775
15.50%        51,563    55,013     58,463     61,913     65,363     68,813     72,263     75,713     79,163     82,613
15.75%        52,725    56,288     59,850     63,413     66,975     70,538     74,100     77,663     81,225     84,788
16.00%        53,925    57,525     61,125     64,725     68,325     71,925     75,525     79,125     82,725     86,325
16.25%        55,125    58,763     62,400     66,038     69,675     73,313     76,950     80,588     84,225     87,863
16.50%        56,400    60,188     63,975     67,763     71,550     75,338     79,125     82,913     86,700     90,488
16.75%        57,675    61,500     65,325     69,150     72,975     76,800     80,625     84,450     88,275     92,100
17.00%        59,025    62,963     66,900     70,838     74,775     78,713     82,650     86,588     90,525     94,463
17.25%        60,375    64,425     68,475     72,525     76,575     80,625     84,675     88,725     92,775     96,825
17.50%        61,688    65,813     69,938     74,063     78,188     82,313     86,438     90,563     94,688     98,813
17.75%        63,150    67,350     71,550     75,750     79,950     84,150     88,350     92,550     96,750    100,950
18.00%        64,575    68,850     73,125     77,400     81,675     85,950     90,225     94,500     98,775    103,050
18.25%        66,075    70,500     74,925     79,350     83,775     88,200     92,625     97,050    101,475    105,900
18.50%        67,613    72,075     76,538     81,000     85,463     89,925     94,388     98,850    103,313    107,775
18.75%        69,113    73,725     78,338     82,950     87,563     92,175     96,788    101,400    106,013    110,625
19.00%        70,688    75,413     80,138     84,863     89,588     94,313     99,038    103,763    108,488    113,213
19.25%        72,300    77,138     81,975     86,813     91,650     96,488    101,325    106,163    111,000    115,838
19.50%        73,950    78,900     83,850     88,800     93,750     98,700    103,650    108,600    113,550    118,500
19.75%        75,638    80,663     85,688     90,713     95,738    100,763    105,788    110,813    115,838    120,863
20.00%        77,363    82,538     87,713     92,888     98,063    103,238    108,413    113,588    118,763    123,938
20.25%        79,125    84,375     89,625     94,875    100,125    105,375    110,625    115,875    121,125    126,375
20.50%        80,963    86,363     91,763     97,163    102,563    107,963    113,363    118,763    124,163    129,563
20.75%        82,800    88,350     93,900     99,450    105,000    110,550    116,100    121,650    127,200    132,750
21.00%        84,713    90,375     96,038    101,700    107,363    113,025    118,688    124,350    130,013    135,675
21.25%        86,625    92,400     98,175    103,950    109,725    115,500    121,275    127,050    132,825    138,600
21.50%        88,575    94,500    100,425    106,350    112,275    118,200    124,125    130,050    135,975    141,900
21.75%        90,600    96,675    102,750    108,825    114,900    120,975    127,050    133,125    139,200    145,275
22.00%        92,850    99,000    105,150    111,300    117,450    123,600    129,750    135,900    142,050    148,200

                                                       ASSET GROWTH
              -----------------------------------------------------------------------------------------------
 ROE           70.0%      72.0%      74.0%      76.0%      78.0%      80.0%      82.0%      84.0%      86.0%
------        -------    -------    -------    -------    -------    -------    -------    -------    -------
12.00%         41,750     43,325     44,900     46,475     48,050     49,625     51,200     52,775     54,350
12.25%         42,700     44,300     45,900     47,500     49,100     50,700     52,300     53,900     55,500
12.50%         65,513     67,988     70,463     72,938     75,413     77,888     80,363     82,838     85,313
12.75%         66,975     69,488     72,000     74,513     77,025     79,538     82,050     84,563     87,075
13.00%         68,513     71,063     73,613     76,163     78,713     81,263     83,813     86,363     88,913
13.25%         70,088     72,713     75,338     77,963     80,588     83,213     85,838     88,463     91,088
13.50%         71,700     74,400     77,100     79,800     82,500     85,200     87,900     90,600     93,300
13.75%         73,350     76,125     78,900     81,675     84,450     87,225     90,000     92,775     95,550
14.00%         75,000     77,813     80,625     83,438     86,250     89,063     91,875     94,688     97,500
14.25%         76,725     79,575     82,425     85,275     88,125     90,975     93,825     96,675     99,525
14.50%         78,450     81,413     84,375     87,338     90,300     93,263     96,225     99,188    102,150
14.75%         80,250     83,250     86,250     89,250     92,250     95,250     98,250    101,250    104,250
15.00%         82,088     85,163     88,238     91,313     94,388     97,463    100,538    103,613    106,688
15.25%         83,963     87,113     90,263     93,413     96,563     99,713    102,863    106,013    109,163
15.50%         85,913     89,138     92,363     95,588     98,813    102,038    105,263    108,488    111,713
15.75%         87,863     91,163     94,463     97,763    101,063    104,363    107,663    110,963    114,263
16.00%         89,850     93,225     96,600     99,975    103,350    106,725    110,100    113,475    116,850
16.25%         91,875     95,325     98,775    102,225    105,675    109,125    112,575    116,025    119,475
16.50%         93,975     97,538    101,100    104,663    108,225    111,788    115,350    118,913    122,475
16.75%         96,150     99,750    103,350    106,950    110,550    114,150    117,750    121,350    124,950
17.00%         98,325    101,963    105,600    109,238    112,875    116,513    120,150    123,788    127,425
17.25%        100,575    104,363    108,150    111,938    115,725    119,513    123,300    127,088    130,875
17.50%        102,863    106,688    110,513    114,338    118,163    121,988    125,813    129,638    133,463
17.75%        105,225    109,200    113,175    117,150    121,125    125,100    129,075    133,050    137,025
18.00%        107,625    111,675    115,725    119,775    123,825    127,875    131,925    135,975    140,025
18.25%        110,100    114,225    118,350    122,475    126,600    130,725    134,850    138,975    143,100
18.50%        112,650    116,850    121,050    125,250    129,450    133,650    137,850    142,050    146,250
18.75%        115,200    119,550    123,900    128,250    132,600    136,950    141,300    145,650    150,000
19.00%        117,825    122,250    126,675    131,100    135,525    139,950    144,375    148,800    153,225
19.25%        120,525    125,025    129,525    134,025    138,525    143,025    147,525    152,025    156,525
19.50%        123,300    127,950    132,600    137,250    141,900    146,550    151,200    155,850    160,500
19.75%        126,113    130,838    135,563    140,288    145,013    149,738    154,463    159,188    163,913
20.00%        128,963    133,838    138,713    143,588    148,463    153,338    158,213    163,088    167,963
20.25%        131,925    136,875    141,825    146,775    151,725    156,675    161,625    166,575    171,525
20.50%        134,925    139,950    144,975    150,000    155,025    160,050    165,075    170,100    175,125
20.75%        138,000    143,175    148,350    153,525    158,700    163,875    169,050    174,225    179,400
21.00%        141,150    146,438    151,725    157,013    162,300    167,588    172,875    178,163    183,450
21.25%        144,375    149,813    155,250    160,688    166,125    171,563    177,000    182,438    187,875
21.50%        147,675    153,225    158,775    164,325    169,875    175,425    180,975    186,525    192,075
21.75%        151,050    156,750    162,450    168,150    173,850    179,550    185,250    190,950    196,650
22.00%        154,650    160,425    166,200    171,975    177,750    183,525    189,300    195,075    201,000

2008 AVG ANNUAL ASSETS      1,153,162,463       2006 AVG ROE       13.17%    Distribution of Awards:
2005 AVG ANNUAL ASSETS        678,872,655       2007 AVG ROE       13.74%    50% - CEO
                            -------------
TOTAL INCREASE                474,289,808       2008 AVG ROE       14.94%    50% - Executive Team - by approval of CEO
                                                                   -----
TOTAL GROWTH %                       69.9%      3-YEAR AVG ROE     13.95%